EXHIBIT 3

                               JOINT FILING AGREEMENT

      In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other of this statement on Schedule 13D and to all amendments to such
Schedule 13D and that such statement on Schedule 13D and all amendments to such statement is made on behalf of each of them.

      IN WITNESS WHEREOF, the undersigned hereby execute this agreement this 10th day of June, 1998.


                                  CONSOL ENERGY INC.


                                  By: /s/ Michael F. Nemser
                                     -------------------------------------


                                  CONSOL INC.


                                  By: /s/Michael F. Nemser
                                     -------------------------------------
                                  Michael F. Nemser
                                  Senior Vice President - Administration


                                  E. I. DU PONT DE NEMOURS AND COMPANY


                                  By: /s/John Sargent
                                     -------------------------------------
                                     Vice President and Treasurer


                                  DUPONT ENERGY COMPANY


                                  By: /s/ Charles L. Downing
                                     ------------------------------------


                                  RHEINBRAUN AKTIENGESELLSCHAFT


                                  By: /s/ D. Henning
                                     ------------------------------------


                                  By: /s/ ppa. Schonewerk
                                     ------------------------------------


                                  RWE AKTIENGESELLSCHAFT


                                  By: /s/ Schwan
                                     ------------------------------------


                                  By: /s/ ppa. Wilde
                                     ------------------------------------